SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                February 2, 2000
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                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
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 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri       63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (636) 530-8000
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Item 5.   Other Events.
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     On February 2, 2000, the Registrant acquired the rights to the
Insituform(R) Process and the NuPipe(R) Process for the States of New York and New Jersey, through the purchase of: (i) all of the shares of the capital stock of Insituform Metropolitan Inc., the Registrant's licensee of the Insituform Process for the five boroughs of New York City, and (ii) the operating assets of Insituform Metropolitan, a joint venture comprised of Varlotta Equipment Co. Inc. and George Burrows Inc., a subsidiary of Spearin Preston & Burrows, Inc., and the Registrant's licensee of the Insituform Process for the New York suburbs and all of New Jersey. At closing, the licenses for the Insituform Process for upstate New York, and for the NuPipe Process for New York and New Jersey, held by affiliates of the sellers, were also surrendered to the Registrant.

     At closing, the Registrant paid to the sellers an aggregate of $3.5 million and delivered $777,000 into escrow to secure the sellers' indemnification obligations to the Registrant, in addition to assuming operating liabilities of the acquired business. The remainder of the purchase price (which the Registrant estimates will aggregate, together with the foregoing closing and escrow payments, $5.2 million), will be paid after adjustments for net assets to be shown on a closing balance sheet of the acquired business.

     In connection with the sale, the sellers entered into non-competition arrangements with the Registrant extending through the later of three years after closing or the cessation of all employment or consulting arrangements with the Registrant. The Registrant entered into an employment agreement with George Neumann, one of the sellers, extending for two years after closing, with an option by the Registrant to extend the employment term (or engage Mr. Neumann as a consultant) for one additional year.

     Reference is hereby made to the Registrant's press release attached to this Current Report as Exhibit 99.1, which is incorporated into this item.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Anthony W. Hooper
                              ------------------------------
                              Anthony W. Hooper
                              President



Dated: February 15, 2000


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                        INDEX TO EXHIBITS
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Exhibit             Description
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99.1      -         Press Release of the Registrant issued
                    February 3, 2000